SECOND AMENDMENT TO EMPLOYMENT AGREEMENT

THIS SECOND AMENDMENT TO EMPLOYMENT AGREEMENT (“Amendment Agreement”) is executed on March 24, 2014 with an effective date of January 1, 2014, by and among Willard G. McAndrew III, an individual (“Employee”), and Torchlight Energy Resources, Inc., a Nevada corporation (the “Company”).  The Employee and the Company are sometimes hereinafter collectively referred to as the “Parties”.

Recitals

A.

Employee and Torchlight Energy, Inc., a subsidiary of the Company, entered into an Employment Agreement on April 13, 2013, which agreement became effective on September 9, 2013 (the “Contract”).

B.

Effective October 10, 2013, the Contract was amended, whereby, among other amendments, the sole parties to the Contract became Employee and the Company.

C.

Reference is here made to the Contract, as amended, as if such Contract, as amended, were written herein verbatim.

D.

The Parties now wish to amend the Contract, as amended, to change certain terms therein.

Agreements

NOW, THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.

All capitalized terms used herein shall have the meanings assigned to them in the Contract, as amended, unless expressly defined otherwise in this Amendment Agreement.

2.

Except as otherwise specifically provided herein, all terms and conditions of the Contract, as amended, shall apply to the interpretation and enforcement of this Amendment Agreement as if explicitly set forth herein.

3.

Amendment to Subsection (a), “Base Fees” of Section 4, “Compensation”:

Subsection (a) of Section 4 of the Contract, as amended, is amended and replaced in its entirety to read as follows:

“(a)

Base Fees.  The Company shall pay Employee Base Fees (the “Base Fees”) equal to $300,000 per year, effective January 1, 2014.  Payment shall be made monthly, on the last day of each calendar month.

4.

Amendment to Subsection (d), “Stock Options” of Section 4, “Compensation”:

Subsection (d) of Section 4 of the Contract is amended to accelerate the date of vesting only and shall be amended and replaced in its entirety to read as follows:

“(d)

Stock Options.  As additional compensation for the services to be rendered by Employee pursuant to this Agreement, the Company shall grant to Employee stock options to purchase a total of 1,500,000 shares of Common Stock of the Company (the “Stock Options”) at a price equal to $2.09 per share.  All of the Stock Options will vest to Employee on January 1, 2014.

The Stock Options will be in addition to and not in lieu of any stock issued pursuant to an ESOP, 401K, or other retirement plan as the Company may make generally available to senior executives or other employees.  The Stock Options are also in addition to the 1,000,000 warrants to purchase Common Stock of the Company that the Company issued to Mr. McAndrew on or about April 15, 2013 as consideration for consulting services he performed.”

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5.

This Amendment Agreement will be of no force and effect until receipt and execution of this Amendment Agreement by all the undersigned parties hereto.  This Amendment Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which shall be deemed one instrument, by signature delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, each of which shall be deemed an original for all purposes.

6.

Except as expressly amended hereby, the Contract, as amended in October 2013, remains in full force and effect.  Any references to the Contract shall refer to the Contract as amended in October 2013 and as amended hereby.

IN WITNESS WHEREOF, the undersigned have executed this Amendment Agreement on the date set forth above.

TORCHLIGHT ENERGY RESOURCES, INC.

/s/ Thomas Lapinski

By:  Thomas Lapinski, Chief Executive Officer

/s/ Willard G. McAndrew III

Willard G. McAndrew III

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